SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

Charter Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Effective January 15, 2014, the Company adopted new forms of award agreements for grants of stock options and restricted stock units under the Company’s 2009 Stock Incentive Plan, as amended (the “Plan”).

The new award agreements contain terms similar to previous agreements, with the following changes, among others:

•	Awards will vest 100% three years following the grant date;

•	The new award agreements expand the circumstances under which awards will pro-rata vest on termination of the award holder’s employment; and

•	The new award agreements contain confidentiality, non-compete and non-solicitation restrictions.

Effective January 15, 2014, the Company revised certain outstanding forms of award agreements for grants of stock options and restricted stock units under the Plan so that the vesting upon termination of employment provisions will be consistent with those under the new agreements described above.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the forms of the stock option agreement, restricted stock unit agreement and forms of notices of changes to existing award agreements, copies of which are attached to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1*	Form of Stock Option Agreement.
10.2*	Form of Restricted Stock Agreement.
10.3*	Form of Notice of LTIP Award Agreement Changes (RSU Awards)
10.4*	Form of Notice of LTIP Award Agreement Changes (Time-Vesting Option Awards)
10.5*	Form of Notice of LTIP Award Agreement Changes (Restricted Stock Awards)
10.6*	Form of Notice of LTIP Award Agreement Changes (Performance Vesting Option Awards)
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* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: January 22, 2014		Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Form of Stock Option Agreement.
10.2*	Form of Restricted Stock Agreement.
10.3*	Form of Notice of LTIP Award Agreement Changes (RSU Awards)
10.4*	Form of Notice of LTIP Award Agreement Changes (Time-Vesting Option Awards)
10.5*	Form of Notice of LTIP Award Agreement Changes (Restricted Stock Awards)
10.6*	Form of Notice of LTIP Award Agreement Changes (Performance Vesting Option Awards)
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* filed herewith